UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 22, 2005



                               SILGAN HOLDINGS INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-22117                06-1269834
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


4 Landmark Square, Stamford, Connecticut                                 06901
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.


On December 22, 2005, we and certain of our wholly owned subsidiaries entered into a First Amendment to Credit Agreement and US Pledge Agreement with the lenders party to the credit agreement referred to below and Deutsche Bank AG New York Branch, as administrative agent (the "Amendment"). The Amendment amends our existing Credit Agreement, dated as of June 30, 2005, with Deutsche Bank AG New York Branch, as administrative agent, Bank of America, N.A. and Morgan Stanley Bank, as co-syndication agents, BNP Paribas and JPMorgan Chase Bank, N.A., as co-documentation agents, Deutsche Bank Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint book managers, and the lenders party thereto from time to time (the "Credit Agreement"), to, among other things, (i) add Silgan Plastics Canada Inc., one of our wholly owned Canadian subsidiaries ("Silgan Plastics Canada"), as an incremental term loan borrower for an incremental term loan of Cdn. $45,000,000 and (ii) add Silgan Plastics
Canada and 827599 Ontario Inc., another of our wholly owned Canadian subsidiaries ("827599 Ontario Inc."), as revolving borrowers under our existing revolving loan facility under the Credit Agreement, with such Canadian subsidiaries being able to borrow up to an aggregate of Cdn. $14,000,000 of revolving loans under our existing revolving loan facility. The Amendment provides that the Cdn. $45,000,000 incremental term loan does not reduce the incremental uncommitted loan facility of up to USD $350,000,000 available to us under the Credit Agreement. The Amendment also increases the amount of incremental revolving loans that are permitted under our USD $350,000,000 incremental uncommitted loan facility from USD $150,000,000 to USD $200,000,000.

The Canadian incremental term loan and the Canadian revolving loans mature on June 30, 2011. Canadian revolving loans can be borrowed, repaid and reborrowed from time to time until maturity. The Canadian incremental term loan is repayable in installments as follows:


          Canadian Incremental Term Loan
             Scheduled Repayment Date                   Amount
             ------------------------                   ------
                December 31, 2008                  Cdn. $ 2,250,000
                December 31, 2009                  Cdn. $ 2,250,000
                December 31, 2010                  Cdn. $ 2,250,000
                June 30, 2011                      Cdn. $38,250,000


At our election, Canadian incremental term loans may be designated as B/A Discount Rate Loans or as Canadian Prime Rate Loans. The interest periods for B/A Discount Rate Loans may be one, two, three, six or, to the extent agreed, twelve month periods. Interest on Canadian incremental term loans designated as B/A Discount Rate Loans is payable at the B/A Discount Rate (as defined in the Amendment) plus the applicable margin for A Term Loans maintained as Eurodollar Loans under the Credit Agreement. Interest on Canadian incremental term loans designated as Canadian Prime Rate Loans is payable at the Canadian Prime Rate (as defined in the Amendment) plus the applicable margin for A Term Loans maintained as Base Rate Loans under the Credit Agreement.

At our election, Canadian revolving loans may be designated as Bankers' Acceptance Loans or as Canadian Prime Rate Loans. Interest on Canadian revolving loans designated as Bankers' Acceptance Loans is payable at the rates as provided in the Amendment plus the applicable margin for revolving loans maintained as Eurodollar Loans under the Credit Agreement. Interest on Canadian revolving loans designated as Canadian Prime Rate Loans is payable at the Canadian Prime Rate plus the applicable margin for revolving loans maintained as Base Rate Loans under the Credit Agreement.



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

The Canadian incremental term loan and the Canadian revolving loans are secured by a pledge of all of the shares of Silgan Plastics Canada, 827599 Ontario Inc. and 828745 Ontario Inc., another of our wholly owned Canadian subsidiaries, and a pledge by all such companies of substantially all of their assets and properties (other than real property), subject to limited exceptions, as well as by all of the collateral pledged under the Credit Agreement. The Canadian incremental term loan and the Canadian revolving loans are guaranteed on a secured basis by us and substantially all of our subsidiaries.

The proceeds of Cdn. $45,000,000 from the Canadian incremental term loan were used to pay related fees and expenses and to repatriate the earnings of our Canadian subsidiaries in connection with the American Jobs Creation Act. Proceeds from the revolving loans, which, as of the date hereof, remain undrawn, may be used for working capital and general corporate purposes.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

                       Section 2 - Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The information provided under Item 1.01 of this Current Report is incorporated herein by reference to the extent applicable.

                 Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                                      Description
----------                                       -----------

10.1 First Amendment to Credit Agreement and US Pledge Agreement, dated as of December 19, 2005, and effective as of December 22, 2005, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, Silgan Plastics Canada Inc., 827599 Ontario Inc., the lenders party to the Credit Agreement from time to time and Deutsche Bank AG New York Branch, as Administrative Agent.







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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SILGAN HOLDINGS INC.


                                   By: /s/ Frank W. Hogan, III
                                       --------------------------------------
                                       Frank W. Hogan, III
                                       Senior Vice President, General Counsel
                                         and Secretary


Date: December 29, 2005




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




                                INDEX TO EXHIBITS



Exhibit No.                                      Description
----------                                       -----------

10.1 First Amendment to Credit Agreement and US Pledge Agreement, dated as of December 19, 2005, and effective as of December 22, 2005, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, Silgan Plastics Canada Inc., 827599 Ontario Inc., the lenders party to the Credit Agreement from time to time and Deutsche Bank AG New York Branch, as Administrative Agent.














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